UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2026

ENHANCED GROUP INC.
(Exact name of registrant as specified in its charter)

Texas	001-42769	42-2394886
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

169 Madison Ave, Suite 15101 New York, NY	10016
(Address of principal executive offices)	(Zip Code)
N/A
(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ENHA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 31, 2026, Enhanced Group Inc. (the “Company”) entered into an Amendment No. 1 to Transaction Support Agreement (each, a “TSA Amendment”) with each of (i) Enhanced Holdings LP (“Enhanced Holdings”), the Company's controlling shareholder, which holds its shares of the Company’s common stock through its nominee and the record holder of such shares, Apeiron Investment Group Limited (“Apeiron”), (ii) Maximilian Martin, the Company's Chief Executive Officer and a member of the Company's board of directors, and (iii) Aron D'Souza (each, a “Supporting Shareholder”). Each TSA Amendment amends the Transaction Support Agreement between the Company, as successor to Enhanced Ltd., and the applicable Supporting Shareholder (each, a “Transaction Support Agreement”). Each Transaction Support Agreement was entered into in connection with the transactions contemplated by the Business Combination Agreement, dated as of November 26, 2025, by and among A Paradise Acquisition Corp., A Paradise Merger Sub I, Inc. and Enhanced Ltd., which were consummated on May 7, 2026 (the “Business Combination”).

As previously disclosed, the Transaction Support Agreements provide that 50% of the Company’s shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), subject to their lock-up restrictions would be released six months following the closing of the Business Combination (the “Business Combination Closing”), and the remaining 50% would be released twelve months following the Business Combination Closing. Pursuant to the TSA Amendments, the six-month release has been eliminated with respect to the Supporting Shareholders. All shares held by each Supporting Shareholder that remain subject to the lock-up restrictions under its Transaction Support Agreement will continue to be subject to such restrictions until twelve months following the Business Combination Closing. The Transaction Support Agreements with the Company’s other shareholders have not been amended and remain in effect in accordance with their terms.

The TSA Amendments are substantially identical in all material respects, other than the identity of the Supporting Shareholder and the date of the underlying Transaction Support Agreement. The foregoing description of the TSA Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the form of TSA Amendment. A copy of the form is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 1, 2026, on September 28, 2026, Enhanced Holdings, acting through its nominee and the record holder of the shares, Apeiron, as the holder of a majority of the voting power of the issued and outstanding common stock of the Company entitled to vote thereon, approved by written consent in lieu of a meeting of shareholders an amendment (the “Amendment”) to the Company’s certificate of formation, as amended from time to time (the “Charter”), to effect a reverse stock split of the Class A Common Stock, and the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), at a ratio of one-for-ten (the “Reverse Stock Split”).

On October 23, 2026, the Company filed the Amendment, in the form of a Certificate of Amendment to the Charter, with the Secretary of State of the State of Texas. The Amendment, and the Reverse Stock Split effected thereby, became effective on October 29, 2026 at 12:01 a.m., Central Time (the “Effective Time”).

At the Effective Time, automatically and without any further action by the Company or any shareholder of the Company, each ten (10) shares of Class A Common Stock issued and outstanding immediately prior to the Effective Time were combined into one (1) validly issued, fully paid and nonassessable share of Class A Common Stock, and each ten (10) shares of Class B Common Stock issued and outstanding immediately prior to the Effective Time were combined into one (1) validly issued, fully paid and nonassessable share of Class B Common Stock. The Reverse Stock Split applied to the Class A Common Stock and the Class B Common Stock at the same one-for-ten ratio and affected all holders of Common Stock uniformly, subject to the effects of rounding fractional shares.

No fractional shares were issued in connection with the Reverse Stock Split. Any fractional share of Common Stock that would otherwise have resulted from the Reverse Stock Split was rounded up to the nearest whole share at no additional cost to the shareholder; for shares held through The Depository Trust Company (“DTC”), the determination of fractional share interests and the related rounding were made at the DTC-participant level. The Reverse Stock Split did not reduce or otherwise affect the number of shares of Class A Common Stock or Class B Common Stock that the Company is authorized to issue or the par value per share of either class, which remains $0.0001 per share.

The Class A Common Stock began trading on the New York Stock Exchange on a split-adjusted basis at the open of trading on October 29, 2026, under the existing trading symbol “ENHA.” The new CUSIP number for the Class A Common Stock following the Reverse Stock Split is 29333R206.

Proportionate adjustments are being made to outstanding equity awards, warrants, exercise prices, and share reserves under the Company’s equity plans, in accordance with their respective terms. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Formation of Enhanced Group Inc., effective October 29, 2026.
10.1	Form of Amendment No. 1 to Transaction Support Agreement, dated as of October 31, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 3, 2026

Enhanced Group Inc.

By:	/s/ Siddhartha Banthiya
Name	Siddhartha Banthiya
Title	Chief Financial Officer